Exhibit a(2)

                                   Amendment
                                       to
                              Declaration of Trust
                                       of
                            Institutional Portfolio

     The undersigned, being at least a majority of the Trustees of Institutional Portfolio, a Massachusetts trust (the "Trust") organized under a Declaration of Trust dated as of April 2, 2001 (the "Declaration of Trust"), hereby amend Section 2.2(b) of the Declaration of Trust in its entirety to read as follows:

          (b) any Trustee may be removed at any time, for cause (as determined by the Trustees), by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

     Except as expressly provided herein, the Declaration of Trust remains unchanged and continues in full force and effect as amended hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date hereof.



Elliott J. Berv                          Donald M. Carlton
-------------------------------          ------------------------------------
ELLIOTT J. BERV                          DONALD M. CARLTON
As Trustee and Not Individually          As Trustee and Not Individually


A. Benton Cocanougher                    Mark T. Finn
-------------------------------          ------------------------------------
A. BENTON COCANOUGHER                    MARK T. FINN
As Trustee and Not Individually          As Trustee and Not Individually


Riley C. Gilley                          Stephen Randolph Gross
-------------------------------          ------------------------------------
RILEY C. GILLEY                          STEPHEN RANDOLPH GROSS
As Trustee and Not Individually          As Trustee and Not Individually


Diana R. Harrington                      Susan B. Kerley
-------------------------------          ------------------------------------
DIANA R. HARRINGTON                      SUSAN B. KERLEY
As Trustee and Not Individually          As Trustee and Not Individually

Heath B. McLendon                        Alan G. Merten
-------------------------------          ------------------------------------
HEATH B. MCLENDON                        ALAN G. MERTEN
As Trustee and Not Individually          As Trustee and Not Individually


C. Oscar Morong, Jr.                     R. Richardson Pettit
-------------------------------          ------------------------------------
C. OSCAR MORONG, JR.                     R. RICHARDSON PETTIT
As Trustee and Not Individually          As Trustee and Not Individually


Walter E. Robb, III                      R. Kirby Warren
-------------------------------          ------------------------------------
WALTER E. ROBB, III                      E. KIRBY WARREN
As Trustee and Not Individually          As Trustee and Not Individually